SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               ---------------------------------------------------


       Date of Report (Date of earliest event reported): December 17, 1998

               ---------------------------------------------------


                            ASANTE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


            State of
            DELAWARE                        0-22632             77-0200286
------------------------------------------------------------------------------

(State or other jurisdiction of   (Commission File Number)  (IRS  Employer
 incorporation or organization)                              Identification No.)


                                  821 Fox Lane
                               San Jose, CA 95131
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (408) 435-8388


               ---------------------------------------------------

ITEM 5.        OTHER EVENTS

     Mr. Jeff Lin resigned as President and Chief Executive Officer for Asante Technologies, Inc. effective December 17, 1998. Mr. Lin's duties and positions will be assumed by Mr. Wilson Wong. Mr. Lin will continue as a member of the Company's Board of Directors.


ITEM 7.        FINANCIAL STATEMENTS and EXHIBITS

        (c) Press Release dated December 28, 1998.


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                ASANTE TECHNOLOGIES, INC.


Dated:  December 29, 1998                  /s/ RAJIV MATTHEW
                                           -----------------------------------

                                           Rajiv Matthew
                                           Vice President, Finance and
                                           Administration
                                           (Authorized Officer and Principal
                                           Financial Officer)